UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9494

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 30, 2010, Goodrich Petroleum Corporation (the “Company”) closed the sale (the “Disposition”) of certain of its non-core shallow properties in East Texas and North Louisiana to SND Operating, L.L.C. (“SND”) pursuant to the Purchase Agreement by and between Goodrich Petroleum Company, L.L.C., the Company’s wholly-owned subsidiary, and SND dated October 27, 2010.

This Current Report on Form 8-K includes pro forma financial statements reflecting the Disposition for the year ended December 31, 2010. These pro forma financial statements supplement the Company’s previously-filed financial statements relating to the Disposition, and they are being filed to satisfy the requirements of Rule 11-01 of Regulation S-X.

Item 9.01.	Financial Statements and Other Exhibits.

(b) Pro Forma Financial Information

An Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company, giving effect to the Disposition, for the year ended December 31, 2010 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

Date: June 29, 2011	By:	/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010.

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